UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2006

NCR CORPORATION

(Exact Name of Registrant Specified in Charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1700 S. Patterson Blvd.

Dayton, Ohio 45479

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Adoption of Forms of Equity Award Agreements

At its meeting on July 25, 2006, the Compensation and Human Resource Committee (the “Committee”) of the Board of Directors of NCR Corporation (“NCR” or the “Company”) approved the forms of restricted share agreement, performance based restricted share agreement and stock option agreement to be used in connection with awards made under NCR’s 2006 Stock Incentive Plan (the “SIP”) through December 31, 2006. The restricted share agreement will be used in connection with all restricted share grants awarded under the SIP, other than performance based restricted share grants. The performance-based restricted share agreement will be used in connection with all performance based restricted share grants awarded under the SIP. The stock option agreement will be used in connection with all stock option grants awarded under the SIP. Copies of the forms of restricted share agreement, performance based restricted share agreement and stock option agreement are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and hereby incorporated by reference in this Item 1.01.

Amendment of Letter Agreement with William Nuti

On July 26, 2006 NCR entered into an agreement with William R. Nuti, President and Chief Executive officer of NCR, amending the letter agreement dated July 29, 2005 between Mr. Nuti and NCR. The July 26, 2006 amendment, among other things, eliminates the requirement in the letter agreement that Mr. Nuti relocate and deletes certain related provisions concerning, among other things, forfeiture of certain restricted stock grants if he fails to move. The amendment continues for the duration of Mr. Nuti’s employment the travel and living allowance arrangements that were to be in effect until such move. A copy of the July 26, 2006 amendment is attached hereto as Exhibit 10.4 and hereby incorporated by reference in this Item 1.01.

Item 2.02 Results of Operations and Financial Condition.

NCR Corporation (the “Company”) is furnishing the following information as required under Item 2.02 “Results of Operations and Financial Condition” of Form 8-K. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

On July 27, 2006, the Company issued a press release announcing its second-quarter 2006 revenue, operating income and earnings per share amounts. The Company also provided revenue and earnings per share forecasts for the 2006 fiscal year. A copy of the press release is furnished as Exhibit 99.1 of this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

The following exhibits are filed with this current report on Form 8-K:

Exhibit No.	Description of Exhibit
10.1	Form of Restricted Share Agreement under 2006 Stock Incentive Plan.

10.2	Form of Restricted Share Agreement for Performance Based Restricted Shares under 2006 Stock Incentive Plan.

10.3	Form of Stock Option Agreement under 2006 Stock Incentive Plan.

10.4	Letter Agreement dated July 26, 2006 with William R. Nuti.

99.1	Press Release dated July 27, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

Dated: July 27, 2006	By:	/s/ Nelson F. Greene
Nelson F. Greene Assistant Secretary

Index to Exhibits

Exhibit No.	Description of Exhibit
10.1	Form of Restricted Share Agreement under 2006 Stock Incentive Plan.

10.2	Form of Restricted Share Agreement for Performance Based Restricted Shares under 2006 Stock Incentive Plan.

10.3	Form of Stock Option Agreement under 2006 Stock Incentive Plan.

10.4	Letter Agreement dated July 26, 2006 with William R. Nuti.

99.1	Press Release dated July 27, 2006.